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                                   EXHIBIT 23
              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the following registration statement of the Harris Corporation Union Retirement Plan of our report dated November 12, 1998, with respect to the financial statements of the Harris Corporation Union Retirement Plan included in this Annual Report (Form 11-K) for the year ended June 30, 1998.


Form S-8       No 33-50167         Harris Corporation Union Retirement Plan



                                   Bray, Beck & Koetter


Melbourne, Florida
December 23, 1998